Exhibit 10.3


                                 LOAN AGREEMENT


     This Agreement is made and entered into with the intent that it be effective as of June 18, 2002, by and between H. Deworth Williams, an individual with an address/office of 56 West 400 South, Suite 220, Salt Lake City, Utah 84101 ("Williams"), and Biophan Technologies, Inc., having an address/office at 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586 (the "Company").

     WHEREAS, Williams desires to loan sums of money to the Company from time to time in accordance with the terms and conditions described herein
(the "Loans"); and

     WHEREAS, the Company desires to receive the Loans from Williams upon the terms and conditions described herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and all other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The parties understand and agree that from time to time the Company may request Loans from Williams up to a maximum aggregate amount of $400,000, and Williams shall honor the Company's request for Loans.

2. The Initial Loans and all other Loans, if any, made by Williams to the Company shall be repayable by the Company in accordance with the terms and conditions of this Loan Agreement and the Promissory Note, which is attached hereto and made part hereof as Exhibit B.

3. The date and amount of all Loans made to the Company shall be recorded on Exhibit A. The date and amount of any payments made by the Company to Williams shall also be recorded on Exhibit A (the "Payments"). From time to time, the parties shall amend Exhibit A as additional Loans and Payments are made so that the list is current at all times.

4. Except as otherwise provided in the Promissory Note, Loans shall accrue interest from the date of said Loans at a rate of 8% per annum.

5. The Company agrees to use the proceeds of the Loans made hereunder for general working capital purposes.

6. The Company understands that as a condition to receiving the Loans it must execute this Loan Agreement and the Promissory Note.

7. This Agreement and Exhibits A and B constitute the entire agreement between Williams and the Company with respect to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral, regarding the subject matter. Unless otherwise provided herein, this Agreement may be modified or amended only by a written consent executed by both parties.

8. This Agreement shall be governed by the laws of the State of Utah. Both parties consent to the jurisdiction of the state and federal courts located in Salt Lake City, Utah, with respect to any disputes arising between the parties.

9. All notices, requests, and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed as set forth above or to such other address as may be hereafter designated in writing by the respective parties hereto.

10. If any provision of this Agreement shall be or become illegal or unenforceable, in whole or in part, for any reason whatsoever, the remaining portions shall nevertheless be deemed valid, binding and subsisting.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement with the intent that it be effective as of the date first written above.

BIOPHAN TECHNOLOGIES, INC.


By:   /s/Robert J. Wood
   --------------------------
      Robert J. Wood, CFO


      /s/H. Deworth Williams
   --------------------------
      H. Deworth Williams




                              EXHIBIT A


     Date of                Payment  Principal   Accrued    Total
   Transaction  Loan Amount  Amount   Balance    Interest  Balance
---------------------------------------------------------------------
    6/18/02     $27,854.80
==============================



Date: June 18, 2002
      -------------

Signatures:

Biophan Technologies, Inc.
------------------------------


/s/Robert J. Wood
------------------------------
Robert J. Wood, CFO



/s/H. Deworth Williams
------------------------------
H. Deworth Williams



                              EXHIBIT B

                            PROMISSORY NOTE

Date:  June 18, 2002                                Rochester, New York

     For value received, Biophan Technologies, Inc., a company duly organized and existing under the laws of the State of Nevada, having an address/office at 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586 ("Maker"), hereby promises to pay to the order of H. Deworth Williams, an individual with an address/office at of 56 West 400 South, Suite 220, Salt Lake City, Utah 84101 ("Payee"), the principal of the indebtedness evidenced by the Loan Agreement between the Maker and the Payee dated June 18, 2002, as amended from time to time (the "Loan Agreement"), on December 31, 2003 (the "Maturity Date"), together with interest as specified herein, in lawful money of the United States, at the address of the Payee, or such other address as Payee may designate in writing to Maker, in accordance with and subject to the following terms and conditions:

1. The Note shall bear interest from the date hereof on the unpaid principal balance at a rate of eight percent (8%) per annum.

2. In the event that any payment shall not be made within fifteen (15) days following its due date, the Maker agrees to pay a "late charge" in the sum of three percent (3%) of the amount then due for each month that payment is late.

3. The Maker may, at its option at any one time or from time to time, prepay the Note, in whole or part, without premium or penalty.

4. If payment of the Note becomes due and payable on a Saturday, Sunday or any other day on which commercial banks are authorized to close under the laws of the State of New York, the maturity thereof shall be extended to the next succeeding business day and interest thereon shall be payable during such extension.

5. The entire unpaid principal and accrued interest shall become due and payable, at the option of the Payee, upon the happening of any of the following ("Event(s) of Default"):

    5.1 If the Maker defaults in the payment of any sum due hereunder, and such default is not cured within fifteen (15) business days from the date the Payee gives written notice of default to the Maker.

    5.2 If any judgment is entered against the Maker and such judgment is not satisfied within one hundred twenty (120) days after written notice from the Payee or if the Maker fails to file an appeal from such judgment and provide a bond sufficient to pay the same or otherwise obtain a stay of enforcement of such judgment within one hundred twenty (120) days after notice from the Payee.

    5.3 In the event the Maker makes a general assignment for the benefit of creditors, is subject to a proceeding under any bankruptcy or insolvency laws that is not dismissed within one hundred twenty
          (120) days of filing, has a receiver appointment for all or substantially all of its assets, or suffers an acceleration of or warrant of attachment for any indebtedness and fails to pay any indebtedness within one hundred twenty (120) days after written notice from Payee.

    5.4   In the event the Maker sells all or substantially all of its assets.

6. The undersigned hereby waives presentment, demand for payment, notice of dishonor and any or all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this note and hereby consent to any extensions or time, renewals, forbearances, releases of any party to this note, waive or modifications that may be granted or consented to by the Payee in respect to the time of payment or any other provisions of this note. No waiver or modification of the terms hereof shall be valid unless in writing signed by the Payee, and then only to the extent therein set forth.

7. In the event of default in the payment of this Note, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees, incurred by the Company, either with or without institution of an action or proceeding.

8. This Note and the rights and obligations hereunder, shall be governed by and construed in accordance with the laws of the State of Utah. The Maker hereby consents to the jurisdiction of the state and federal courts located in Salt Lake City, Utah.

9. All notices, requests, and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed as set forth above or to such other address as may be hereafter designated in writing by the respective parties hereto.

10. This Note shall be binding upon and inure to the benefit of the Maker and the Payee and their respective successors and assigns, except that the Maker may not transfer or assign any of its rights or obligations hereunder without the prior written consent of the Payee.



     IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date set forth above.


BIOPHAN TECHNOLOGIES, INC.


By:/s/Robert J. Wood
   ------------------------
      Robert J. Wood, CFO